March 30, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Separate Account VA-6
File No. 811-07753, CIK 0001019664
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust; The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance Trust; The Universal Institutional Funds, Inc.; Premier VIT; and PIMCO Variable Insurance. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 778207) filed March 2, 2006

•	The Alger American Fund (CIK: 832566) filed February 17, 2006

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK:825316) filed March 8, 2006

•	Dreyfus Variable Investment Fund (CIK: 813383) filed February 16, 2006

•	Janus Aspen Series (CIK: 906185) filed February 24, 2006

•	MFS® Variable Insurance Trust (CIK:918571) filed March 10, 2006

•	The Universal Institutional Funds, Inc. (CIK: 1011378) filed March 8, 2006

•	Premier VIT (CIK: 923185) filed March 7, 2006

•	PIMCO Variable Insurance (CIK: 1047304) filed March 9, 2006

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company